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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                          Date of Report: July 21, 2004



                             REDWOOD EMPIRE BANCORP
            (Exact number of Registrant as specified in its charter)



        California                     File No. 0-19231          68-0166366
(State or other jurisdiction of    (Commission File Number)    (IRS Employer)
 Incorporated or organization)                               Identification No.)



    111 Santa Rosa Avenue, Santa Rosa, California                95404-4905
      (Address of principal executive offices)                   (Zip Code)



       Registrant's telephone number, including area code: (707) 573-4800





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Item 12.  Results of Operations and Financial Condition

         On July 21, 2004, Redwood Empire Bancorp issued a press release concerning financial results for the second quarter ended June 30, 2004, a copy of which is furnished herewith as Exhibit 99.

         Exhibit 99 - Press Release dated July 21, 2004.







                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:    07-21-04                           REDWOOD EMPIRE BANCORP
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                                                 (Registrant)



                                            By: /s/ Kim McClaran
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                                                Kim McClaran
                                                Vice President and
                                                Chief Financial Officer